                                                                   Exhibit 99.1


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON ________ __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.


                                 WAM!NET INC.
                            6100 West 110th Street
                         Minneapolis, Minnesota 55438

                             LETTER OF TRANSMITTAL
             For 13 1/4% Senior Discount Notes due 2005, Series A

                                Exchange Agent:
                     U.S. Bank Trust National Association
                   (f/k/a First Trust National Association)

                                 By Facsimile:
                                (612) 244-1537
                        Attention: Specialized Finance

                             Confirm by telephone:
                                (612) 244-1572

                       By Registered or Certified Mail:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance, 4th Floor

                          By Hand/Overnight Courier:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance, 4th Floor

                                      or

                           U.S. Bank Trust New York
                         (f/k/a First Trust New York)
                                100 Wall Street
                            Bond Window, 20th Floor
                           New York, New York 10005


      Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

         The undersigned acknowledges receipt of the Prospectus dated _______, 1998 (the "Prospectus") of WAM!NET Inc., a Minnesota corporation ("WAM!NET" or the "Issuer"), and this Letter of Transmittal for 13 1/4% Senior Discount Notes due 2005, Series A, which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange, for each $1,000 in principal amount of its outstanding 13 1/4% Senior Discount Notes due 2005, Series A (the "Original Notes") issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), $1,000 in principal amount of 13 1/4% Senior Discount Notes due 2005, Series B (the "Exchange Notes").

         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

         All holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1). The Letter is to be used: (i) by all holders of Original Notes who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company; (ii) by holders of Original Notes who are ATOP members but choose not to use ATOP; or (iii) if the Original Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer -- How to Tender -- Guaranteed Delivery Procedures" section of the Prospectus. (See Instruction 1). Delivery of this Letter to the Depository Trust Company does not constitute delivery to the Exchange Agent.

         The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                  THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                        BEFORE CHECKING ANY BOX BELOW.

         Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.


          List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and affix that schedule to this Letter.

                                                                 BOX 1
                                              TO BE COMPLETED BY ALL TENDERING HOLDERS

-----------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)             Certificate            Principal Amount              Principal
          (Please fill in if blank)                         Number(s)(1)           of Original Notes             Amount of
                                                                                                              Original Notes
                                                                                                                Tendered(2)
-----------------------------------------------------------------------------------------------------------------------------------

                                                ----------------------------------------------------------------------------------


                                                ----------------------------------------------------------------------------------


                                                ----------------------------------------------------------------------------------
                                                      Totals:
                                                ----------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed if Original Notes are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Original Notes represented by a certificate or Book-Entry Confirmation delivered to the
    Exchange Agent will be deemed to have been tendered.
----------------------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Original Notes tendered.

         The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for such Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Original Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered.

         The undersigned agrees that acceptance of any tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Original Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes or (b) that it is an "affiliate" (as so defined) of the Issuer or of the initial purchasers in the original offering of the Original Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

         The undersigned acknowledges that, if it is a broker-dealer holding Original Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of Exchange Notes received in respect of such Original Notes pursuant to the Exchanger Offer. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

         All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

         Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Original Notes not tendered but represented by a certificate also encompassing Original Notes which are tendered) to the undersigned at the address set forth in Box 1.

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                  -------------------------------------
    Account Number:
                   ----------------------------------------------------
    Transaction Code Number:
                            -------------------------------------------

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                   ------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
                                                       ----------------
    Window Ticket Number (if available):
                                        -------------------------------
    Name of Institution which Guaranteed Delivery:
                                                  ---------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                    WHETHER OR NOT ORIGINAL NOTES ARE BEING
                          PHYSICALLY TENDERED HEREBY


               X
                 --------------------------   ---------------

               X
                 --------------------------   ---------------
                 Signature(s) of Owner(s)      Date
                 or Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------

This box must be signed by registered holder(s) of Original Notes as their name(s) appear(s) on certificate(s) for Original Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Please Print)

Capacity
        ------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (Include Zip Code)

Signature(s) Guaranteed
                       ---------------------------------------------------------
by an Eligible Institution:                 (Authorized Signature)
(If required by
Instruction 3)         ---------------------------------------------------------
                                    (Title)
                       ---------------------------------------------------------
                                                  (Name of Firm)
--------------------------------------------------------------------------------


                                                               BOX 3
---------------------------------------------------------------------------------------------------------------------------
                                         TO BE COMPLETED BY ALL TENDERING HOLDERS
---------------------------------------------------------------------------------------------------------------------------
                                    PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION
---------------------------------------------------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR TIN IN
                        THE BOX AT THE RIGHT AND CERTIFY BY                      -----------------------------------------
                        SIGNING AND DATING BELOW.                                 Social Security Number
                                                                                  or Employer Identification Number
---------------------------------------------------------------------------------------------------------------------------
     SUBSTITUTE
      Form W-9          Part 2--Check the box if you are NOT subject to back-up  withholding under the provisions
  Department of the     of Section  2406(a)(1)(C)  of the  Internal  Revenue  Code  because (1) you have not been
  Treasury Internal     notified  that you are  subject to back-up  withholding  as a result of failure to report
    Revenue Service     all interest or dividends or (2) the Internal  Revenue  Service has notified you that you
                        are no longer subject to back-up withholding. |_|
  Payor's Request for
Taxpayer Identification
     Number (TIN)      ----------------------------------------------------------------------------------------------------
                         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE                  Part 3
                         INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.                  Check if
                                                                                                         Awaiting TIN
                         SIGNATURE                               DATE                                        |_|
                                  --------------------------          --------------------
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------         --------------------------------------------------------
                         BOX 4                                                              BOX 5

             SPECIAL ISSUANCE INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)                                         (See Instructions 3 and 4)

To be completed ONLY if  certificates  for Original Notes          To be  completed  ONLY  if  certificates  for  Original
in a principal  amount not exchanged,  or Exchange Notes,          Notes in a principal amount not exchanged,  or Exchange
are to be issued in the name of  someone  other  than the          Notes,  are to be sent to someone other than the person
person whose  signature  appears in Box 2, or if Original          whose  signature  appears  in  Box 2 or  to an  address
Notes  delivered  by  book-entry  transfer  which are not          other than that shown in Box 1.
accepted  for exchange are to be returned by credit to an
account  maintained at the Book-Entry  Transfer  Facility          Deliver:
other than the account indicated above.
                                                                   (check appropriate boxes)
Issue and deliver:
                                                                   |_|  Original Notes not tendered
(check appropriate boxes)
                                                                   |_|  Exchange Notes, to:
|_|  Original Notes not tendered
                                                                   Name
|_|  Exchange Notes, to:                                                -------------------------------------------------------
                                                                                         (Please Print)
Name                                                               Address
-------------------------------------------------------                   ------------------------------------------------------
                  (Please Print)                                   -------------------------------------------------------------

Address


Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:
                                   -----------
----------------------------------------------------------         --------------------------------------------------------

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Original Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Original Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

         Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Original Notes and the principal amount of Original Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Original Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Original Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- How to Tender."

         This Letter of Transmittal is to be used: (i) by all holders of Original Notes who are not ATOP members, (ii) by holders of Original Notes who are ATOP members but choose not to use ATOP or (iii) if the Original Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- How to Tender -- Guaranteed Delivery Procedures." To validly tender Original Notes, a holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date, as described in the preceding paragraph, or the holder must properly complete and duly execute an ATOP ticket in accordance with the Depository Trust Company's procedures.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Original Notes.

         Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Original Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Original Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Notes represented by a submitted certificate is tendered (or, in the case of Original Notes tendered by book-entry transfer, such non-exchanged Original Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

         If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that they have accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes; (iii) contain a description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

         3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Notes, without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Original Notes are tendered; and/or (ii) untendered Original Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Original Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

         If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

         Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program
(SEMP) (collectively, "Eligible Institutions"). If Original Notes are registered in the name of a person other than the signer of this Letter, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Original Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Original Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Original Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.